                                                                    EXHIBIT 99.b

                   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

                                     BY-LAWS

                AS AMENDED AND RESTATED AS OF SEPTEMBER 21, 2004

                                     OFFICES

     SECTION 1. The registered  office shall be in the City of Baltimore,  State of Maryland.

     SECTION 2. The  Corporation may also have offices at such other places both within and without the State of Maryland as the Board of Directors may from time to time determine or the business of the Corporation may require.

                            MEETINGS OF STOCKHOLDERS

     SECTION 3. Meetings of the stockholders  shall be held at the office of the
Corporation  in Kansas  City,  Missouri or at any other place  within the United
States as shall be  designated  from time to time by the Board of Directors  and stated in the notice of meeting.

     SECTION 4. The Corporation  shall not be required to hold an annual meeting of its  stockholders  in any year in which  the  election  of  Directors  is not required by the  Investment  Company Act of 1940,  as amended  (the  "Investment
Company  Act"),  to be acted upon by the holders of any class or series of stock of the  Corporation.  The use of the term "annual  meeting,"  wherever  found in these By-laws,  shall not be construed to imply a requirement that a stockholder meeting be held annually. In the event that the Corporation shall be required by the Investment  Company Act to hold an annual meeting of  stockholders  to elect
Directors,  such  meeting  shall be held at a date and time set by the  Board of
Directors in accordance  with the Investment  Company Act (but in no event later than 120 days  after the  occurrence  of the event  requiring  the  election  of
Directors).  Any annual meeting that is not required by the  Investment  Company
Act shall be held on a date and time  during  the month of July set by the Board of Directors.  At any annual meeting,  the  stockholders  shall elect a Board of
Directors  and may transact any business  within the powers of the  Corporation.
Any business of the  Corporation  may be transacted at an annual meeting without
being  specially   designated  in  the  notice,   except  such  business  as  is
specifically required by statute to be stated in the notice.

     SECTION 5. A majority of the stock issued and  outstanding  and entitled to vote at any meeting of stockholders,  the holders of which are present in person or  represented  by proxy,  shall  constitute  a quorum for the  transaction  of business, except as otherwise provided by law, by the Articles of Incorporation, or by these By-laws.  Where the approval of any  particular  item of business to come  before a meeting  requires  the  approval of one or more than one class or series of stock,  voting  separately,  the holders of a majority of each of such classes or series  entitled to be voted must be present to  constitute  a quorum for the transaction of such item of business. If, however, a quorum shall not be present or  represented  at any meeting of the  stockholders,  a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time,  without notice other than announcement at the meeting,  until a quorum shall be

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present or  represented.  At such  adjourned  meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than 90 days,  or if after the  adjournment  a new record date is fixed for the adjourned  meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

     SECTION 6. When a quorum is present at any  meeting,  a majority of all the votes cast is sufficient to approve any matter which  properly  comes before the meeting,  unless a different  vote for such matter is  specified  by law, by the
Articles of  Incorporation  or by these  By-laws,  in which case such  different specified vote shall be required to approve such matter.

     SECTION 7. Special  meetings of the  stockholders may be called at any time by the Board of Directors,  or by the Chairman of the Board,  the  President,  a
Vice President, the Secretary or an Assistant Secretary.

     SECTION 8.  Special  meetings  of the  stockholders  shall be called by the
Secretary  upon  written  request of  stockholders  entitled to cast at least 25 percent of all the votes entitled to be cast at such meeting. Such request shall state the  purpose or purposes  of such  meeting and the matters  proposed to be acted on thereat.  After  verification of the  sufficiency of such request,  the
Secretary  shall  then  inform the  requesting  stockholders  of the  reasonably estimated cost of preparing and mailing such notice of the meeting. Upon payment to the  Corporation  of such costs the Secretary  shall give notice  stating the purpose or  purposes of the  meeting to all  stockholders  entitled to notice of such meeting;  provided,  however,  unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting,  no special meeting need be called to consider any matter which is substantially the same as a matter voted upon at any special meeting of the  stockholders  held during the preceding 12 months.

     SECTION 9. Not less than ten nor more than 90 days before the date of every stockholders'  meeting, the Secretary shall give to each stockholder entitled to vote at such  meeting,  and to each  stockholder  not  entitled  to vote  who is entitled by statute to notice,  written or printed  notice  stating (i) the time and place of the meeting and, (ii) the purpose or purposes for which the meeting is called if the  meeting is a special  meeting,  or if notice of the purpose of the  meeting is  required  by statute to be given.  Such  notice  shall be given either by mail or by presenting it to the  stockholder  personally or by leaving it at his residence or usual place of business.  If mailed, such notice shall be deemed to be given when  deposited  in the United  States mail  addressed to the stockholder at his address as it appears on the records of the Corporation, with postage thereon prepaid.

     SECTION 10.  Business  transacted  at any special  meeting of  stockholders shall be limited to the purposes stated in the notice of the meeting.

     SECTION 11. At all meetings of  stockholders,  a  stockholder  may vote the shares owned of record by him on the record date  (determined in accordance with
Section 42 hereof) for each such  stockholders'  meeting  either in person or by
written   proxy   signed  by  the   stockholder   or  by  his  duly   authorized
attorney-in-fact.  No proxy shall be valid after 11 months from its date, unless otherwise  provided in the proxy.  At all meetings of  stockholders,  unless the voting is

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conducted by inspectors,  all questions relating to the qualifications of voters and the  validity of proxies and the  acceptance  or rejection of votes shall be decided by the chairman of the meeting.

                                    DIRECTORS

     SECTION 12. The number of Directors of the  Corporation  shall be seven. By vote of a majority of the entire  Board of  Directors,  the number of  Directors fixed by the Articles of  Incorporation  or by these By-laws may be increased or decreased  from time to time to a number not  exceeding  15 nor less than three, but the tenure of office of a Director  shall not be affected by any decrease in the number of Directors so made by the Board.  Until the first annual meeting of stockholders or until  successors are duly elected and qualify,  the Board shall consist of the persons  named as such in the Articles of  Incorporation.  At the first annual meeting of stockholders and at each annual meeting thereafter,  the stockholders  shall elect Directors to hold office until the next annual meeting or until their successors are elected and qualify.  A plurality of all the votes cast at an annual  meeting at which a quorum is  present  shall be  required  to elect  Directors of the  Corporation.  Each Director,  upon his election,  shall qualify by  accepting  the Office of  Director,  and his  attendance  at, or his written approval of the minutes of, any meeting of the  newly-elected  directors shall  constitute  his  acceptance  of  such  office,  or he  may  execute  such acceptance  by a separate  writing,  which  shall be placed in the minute  book.
Directors need not be stockholders of the Corporation.  Disinterested  Directors shall be required to retire from the Board of Directors  when they reach the age of seventy-two (72).

     SECTION 13. The business and affairs of the Corporation shall be managed by its Board of  Directors,  which may exercise all the powers of the  Corporation, except  such as are by law and by the  Articles  of  Incorporation  or by  these
By-laws conferred upon or reserved to the stockholders.

                       MEETINGS OF THE BOARD OF DIRECTORS

     SECTION 14. Meetings of the Board of Directors,  regular or special, may be held at any place in or out of the State of  Maryland as the Board may from time to time determine.

     SECTION  15. The first  meeting of each  newly-elected  Board of  Directors shall  be held at such  time  and  place  as  shall  be fixed by the vote of the stockholders  at the  annual  meeting,  and no notice of such  meeting  shall be necessary to the  newly-elected  Directors in order  legally to  constitute  the meeting,  provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly-elected
Board of  Directors,  or if such  meeting  is not held at the time and  place so fixed by the  stockholders,  the  meeting  may be held at such time and place as shall  be  specified  in a notice  given as  hereinafter  provided  for  special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the Directors.

     SECTION 16. Regular  meetings of the Board of Directors may be held at such time and place as shall from time to time be fixed by resolution  adopted by the full Board of Directors.  Adoption of such resolution shall constitute notice of all meetings held pursuant thereto.

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     SECTION 17. Special meetings of the Board of Directors may be called at any time  by  the  Board  of  Directors  or  the  Executive  Committee,  if  one  be
constituted,  by  vote  at a  meeting,  or by the  Chairman  of the  Board,  the
President or by a majority of the  Directors or a majority of the members of the
Executive  Committee in writing with or without a meeting.  Special meetings may be held at such place or places within or without  Maryland as may be designated from time to time by the Board of Directors; in the absence of such designation, such meetings shall be held at such places as may be designated in the call.

     SECTION 18.  Notice of the place and time of every  special  meeting of the
Board of Directors shall be served on each Director or sent to him by telegraph, or by leaving  the same at his  residence  or usual  place of  business at least three days before the date of the meeting, or by mail at least seven days before the date of the meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail  addressed to the Director at his address as it appears on the records of the Corporation, with postage thereon prepaid.

     SECTION 19. At all  meetings of the Board a majority of the entire Board of
Directors  shall  constitute  a quorum for the  transaction  of business and the action of a majority of the  Directors  present at any meeting at which a quorum is present shall be the action of the Board of Directors  unless the concurrence of a greater  proportion  is required  for such action by law,  the  Articles of
Incorporation or these By-laws.  If a quorum shall not be present at any meeting of Directors,  the Directors  present thereat may by a majority vote adjourn the meeting  from  time to time,  without  notice  other  than  announcement  at the meeting, until a quorum shall be present.

     SECTION 20. Unless otherwise restricted by the Articles of Incorporation or these  By-laws,  members of the Board of  Directors of the  Corporation,  or any
committee  designated by the Board, may participate in a meeting of the Board or committee by means of conference telephone or similar  communications  equipment by means of which all persons  participating in the meeting can hear each other, and participation in a meeting by that means shall constitute presence in person at such meeting.

     SECTION 21. Any action  required or permitted to be taken at any meeting of the Board of Directors or any committee  thereof may be taken without a meeting, if a written  consent to such action is signed by all members of the Board or of such  committee,  as the case may be, and such written consent is filed with the minutes of the proceedings of the Board or committee.

                             COMMITTEES OF DIRECTORS

     SECTION 22. The Board of  Directors  may appoint  from among its members an
Executive Committee and other committees composed of two or more Directors,  and may  delegate  to such  committees  any of the powers of the Board of  Directors except the power to declare  dividends or distributions  on stock,  recommend to the  stockholders  any action which  requires  stockholder  approval,  amend the
By-laws, approve any merger or share exchange which does not require stockholder approval or issue  stock.  However,  if the Board of  Directors,  subject to the terms and  provisions  of the  Articles  of  Incorporation,  has  given  general authorization for the issuance of stock, a committee of the Board, in accordance with a  general  formula  or  method  specified  by the  Board of  Directors  by resolution or by adoption of a stock option or other plan,  may fix the

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terms of stock subject to  classification or  reclassification  and the terms on which any stock may be issued.  In the absence of an  appropriate  resolution of the Board of  Directors,  each  committee  may adopt such rules and  regulations governing its duties, proceedings,  quorum and manner of acting as it shall deem proper  and  desirable,  provided  that the  quorum  shall  not be less than two
Directors.  In the absence of any member of such committee,  the members thereof present at any meeting,  whether or not they constitute a quorum,  may appoint a member of the Board of Directors to act in the place of such absent member.

     SECTION 23. All committees of the Board of Directors  shall keep minutes of their  proceedings  and shall  report the same to the Board of  Directors at the next Board of Directors  meeting.  Any action by any of such committees shall be subject to the revision and alteration by the Board of Directors,  provided that no  rights  of the third  persons  shall be  affected  by any such  revision  or alteration.

                                WAIVER OF NOTICE

     SECTION  24.  Whenever  any  notice of the time,  place or  purpose  of any meeting of  stockholders,  Directors  or committee is required to be given under the  provisions  of a  statute  or  under  the  provisions  of the  Articles  of
Incorporation or these By-laws, each person who is entitled to the notice waives notices if (i) he,  before or after the meeting,  signs a waiver of notice which is filed with the  records  of the  meeting,  or (ii) such  person is present in person at the meeting if the meeting in question is of the Board of Directors or a  committee  or, if the meeting in  question  is of the  stockholders,  if such person is present either in person or by proxy.

                                    OFFICERS

     SECTION 25. The officers of the Corporation shall be chosen by the Board of
Directors  and shall  include a President,  a Vice  President,  a  Secretary,  a
Treasurer and a Chief Compliance Officer. The Board of Directors may also choose a  Chairman  of  the  Board,  a Vice  Chairman  of the  Board,  additional  Vice
Presidents,  one or more Assistant Vice  Presidents,  Assistant  Secretaries and
Assistant  Treasurers.  If chosen,  the Chairman and Vice  Chairman of the Board shall be selected from among the Directors but shall not be considered  officers of the Corporation. Officers of the Corporation shall be elected by the Board of
Directors at its first meeting after each annual meeting of stockholders.  If no annual  meeting of  stockholders  shall be held in any year,  such  election  of officers may be held at any regular or special meeting of the Board of Directors as shall be determined by the Board of Directors.

     SECTION  26.  Two or more  offices,  except  those  of  President  and Vice
President,  may be  held  by the  same  person  but no  officer  shall  execute, acknowledge  or  verify  any  instrument  in more  than  one  capacity,  if such instrument is required by law, the Articles of Incorporation or these By-laws to be executed, acknowledged or verified by two or more officers.

     SECTION 27. The Board of  Directors,  at any meeting  thereof,  may appoint such additional  officers and agents as it shall deem necessary,  who shall hold their  offices for such terms and shall  exercise  such powers and perform  such duties as shall be determined from time to time by the Board.

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     SECTION 28. The  salaries  of all  officers  and agents of the  Corporation shall be fixed by the Board of Directors.

     SECTION 29. The  officers of the  Corporation  shall serve for one year and until  their  successors  are chosen and  qualify.  Any  officer or agent may be removed by the Board of Directors whenever, in its judgment,  the best interests of the  Corporation  will be served  thereby,  but such removal shall be without prejudice to the contractual  rights,  if any, of the person so removed.  If the office of any officer or officers becomes vacant for any reason, the vacancy may be filled by the Board of Directors at any meeting thereof.

                     CHAIRMAN AND VICE CHAIRMAN OF THE BOARD

     SECTION 30. If a Chairman of the Board be elected,  he shall preside at all meetings of the  stockholders and Directors at which he may be present and shall have such other duties,  powers and authority as may be prescribed  elsewhere in these  By-laws.  The board of Directors  may delegate  such other  authority and assign such  additional  duties to the  Chairman of the Board,  other than those conferred by law exclusively upon the President.

     SECTION 31. If a Vice Chairman of the Board be elected, he shall preside at all meetings of the  stockholders  and Directors at which the Chairman is absent and shall have such other  duties,  powers and  authority  as may be  prescribed elsewhere  in these  By-laws.  The Board of Directors  may  delegate  such other authority and assign such  additional  duties to the Vice Chairman of the Board, other than those conferred by law exclusively upon the President.

                                    PRESIDENT

     SECTION 32. Unless the Board otherwise provides, the President shall be the chief executive  officer of the Corporation  with such general  executive powers and duties of supervision  and management as are usually vested in the office of the chief executive officer of a corporation, and he shall carry into effect all directions and  resolutions of the Board.  The President,  in the absence of the
Chairman of the Board or if there be no Chairman of the Board,  shall preside at all  meetings of the  stockholders  and  Directors.  He shall have such other or further duties and authority as may be prescribed  elsewhere in these By-laws or from  time to time by the  Board of  Directors.  If a  Chairman  of the Board be
elected  or  appointed  and  designated  as the chief  executive  officer of the
Corporation,  as provided in Section 30, the President shall perform such duties as may be  specifically  delegated  to him by  the  Board  of  Directors  or are conferred  by law  exclusively  upon  him  and in the  absence,  disability,  or inability or refusal to act of the Chairman of the Board,  the  President  shall perform the duties and exercise the powers of the Chairman of the Board.

                  VICE PRESIDENTS AND ASSISTANT VICE PRESIDENTS

     SECTION 33. The Vice  President,  or if there  shall be more than one,  the
Vice Presidents in the order determined by the Board of Directors, shall, in the absence or  disability  of the  President,  perform the duties and  exercise the powers of the President, and shall perform such

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other duties and have such other powers as the Board of Directors  may from time to time prescribe.

     SECTION 34. The Assistant Vice President,  if any, or if there be more than one, the  Assistant  Vice  Presidents  in the order  determined  by the Board of
Directors,  shall, in the absence or disability of the Vice  President,  perform the duties and exercise the powers of the Vice  President and shall perform such other duties and have such other powers as the Board of Directors  may from time to time prescribe.

                       SECRETARY AND ASSISTANT SECRETARIES

     SECTION  35.  The  Secretary  shall  attend  all  meetings  of the Board of
Directors and all meetings of the stockholders and record all the proceedings of the  meetings of the  Corporation  and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing  committees when  required.  He shall give, or cause to be given,  notice of all meetings of the  stockholders  and  special  meetings of the Board of  Directors,  and shall perform  such other  duties as may be  prescribed  by the Board of  Directors or
President,  under whose  supervision  he shall be. He shall keep in safe custody the seal of the Corporation, and when authorized by the Board, affix the same to any  instrument  requiring  it, and when so affixed it shall be  attested by his signature or by the signature of an Assistant Secretary.

     SECTION 36. The Assistant Secretary,  if any, or if there be more than one, the  Assistant  Secretaries  in the order  determined by the Board of Directors, shall,  in the absence or  disability of the  Secretary,  perform the duties and exercise  the powers of the  Secretary  and shall  perform such other duties and have  such  other  powers  as the  Board  of  Directors  may  from  time to time prescribe.

                      THE TREASURER AND ASSISTANT TREASURER

     SECTION 37. The Treasurer shall have the custody of the corporate funds and
securities   and  shall  keep  full  and   accurate   accounts  of  receipt  and
disbursements  in books  belonging  to the  Corporation  and shall  deposit  all monies,  and  other  valuable  effects  in the  name  and to the  credit  of the
Corporation in such depositories as may be designated by the Board of Directors.

     SECTION 38. The Treasurer  shall  disburse the funds of the  Corporation as may be  ordered  by the Board of  Directors,  taking  proper  vouchers  for such disbursements,  and shall render to the President and the Board of Directors, at its regular  meetings,  or when the Board of Directors so requires an account of all  his  transactions  as  Treasurer  and of  the  financial  condition  of the
Corporation.  He shall  perform  all of the acts  incidental  to the  office  of
Treasurer, subject to the control of the Board of Directors.

     SECTION  39. If  required  by the  Board of  Directors,  he shall  give the
Corporation  a bond in such sum and with  such  surety or  sureties  as shall be satisfactory  to the Board for the  faithful  performance  of the  duties of his office  and for  the  restoration  of the  Corporation,  in  case of his  death, resignation,  retirement or removal from office, of all books, papers, vouchers, money and

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other property of whatever kind in his possession or under his control belonging to the Corporation.

     SECTION 40. The Assistant Treasurer, if any, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, or if there be no such determination,  the Assistant Treasurer designated by the
Board of  Directors,  shall,  in the  absence or  disability  of the  Treasurer, perform the duties and exercise the powers of the  Treasurer  and shall  perform such other duties and have such other powers as the Board of Directors  may from time to time prescribe.

                          THE CHIEF COMPLIANCE OFFICER

     SECTION 41. The Chief Compliance  Officer shall be the principal officer of the  Corporation  responsible  for  administering  its  compliance  policies and procedures.  The Chief  Compliance  Officer  shall have the power to develop and enforce policies and procedures  reasonably  designed to prevent the Corporation from  violating the  securities  laws  applicable to its  operations.  The Chief
Compliance  Officer  shall serve at the pleasure of the Board of  Directors  and reports  directly to the Board.  The Chief  Compliance  Officer  shall have such other powers and perform such other duties as may be  prescribed by the Board of
Directors, these Bylaws, or the federal securities laws.

                               GENERAL PROVISIONS

                            CLOSING OF TRANSFER BOOKS

     SECTION  42. The Board of  Directors  may fix,  in  advance,  a date as the record date for the purpose of determining  stockholders  entitled to notice of, or to vote at, any meeting of stockholders,  or stockholders entitled to receive payment of any dividend or the  allotment  of any rights,  or in order to make a determination of stockholders of record for any other proper purpose. Such date, in any  case,  shall  be not  more  than 90 days,  and in case of a  meeting  of stockholders  not less than ten days,  prior to the date on which the particular action  requiring such  determination of stockholders is to be taken. In lieu of fixing a record date, prior to the date on which the particular action requiring such  determination  of stockholders is to be taken,  the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed,  in any case,  20 days. If the stock  transfer  books are closed for the purpose  of  determining  stockholders  entitled  to  notice  of or to vote at a meeting  of  stockholders,  such  books  shall be  closed  for at least ten days immediately preceding such meeting.

     SECTION 43. The  Corporation  shall be entitled to recognize  the exclusive right of a person  registered  on its books as the  owner of  shares to  receive dividends,  and to  vote  as  such  owner,  and to hold  liable  for  calls  and assessments a person  registered on its books as the owner of shares,  and shall not be bound to  recognize  any  equitable or other claim to or interest in such shares or shares on the part of any other  person,  whether or not it shall have express or other notice  thereof,  except as  otherwise  provided by the laws of
Maryland.

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                                    DIVIDENDS

     SECTION 44.  Dividends  upon the capital  stock of the  Corporation  may be declared by the Board of Directors at any regular or special meeting.  Dividends may be paid in cash,  in property,  or in its own shares.  The  authority of the
Board of  Directors  regarding  the  declaration  and  payment of  dividends  is subject,  however,  to the provisions of the Investment Company Act, the laws of
Maryland and the Articles of Incorporation.

                            EXECUTION OF INSTRUMENTS

     SECTION 45. All documents, transfers, contracts,  agreements,  requisitions or orders,  promissory notes,  assignments,  endorsements,  checks,  drafts, and orders for payment of money,  notes and other evidences of indebtedness,  issued in the name of the Corporation, and other instruments requiring execution by the
Corporation,  shall be  signed  by such  officer  or  officers  as the  Board of
Directors  may  from  time  to  time  designate  or,  in  the  absence  of  such designation, by the President.

                                   FISCAL YEAR

     SECTION 46. The fiscal year of the Corporation  shall end on December 31 of each year unless the Board of Directors shall determine otherwise.

                                      SEAL

     SECTION 47. The  corporate  seal of the  Corporation  shall have  inscribed thereon the name and the state of incorporation of the Corporation.  The form of the seal shall be subject to  alteration  by the Board of Directors and the seal may be used by causing it or a facsimile  to be  impressed or affixed or printed or otherwise reproduced.  In lieu of affixing the corporate seal to any document it shall be sufficient to meet the  requirements of any law, rule, or regulation relating  to a  corporate  seal to  affix  the  word  "(Seal)"  adjacent  to the signature of the authorized officer of the Corporation.

                                  STOCK LEDGER

     SECTION 48. The  Corporation  shall  maintain at its office in Kansas City,
Missouri,  an original  stock ledger  containing  the names and addresses of all stockholders  and the number of shares of each  class held by each  stockholder.
Such  stock  ledger may be in  written  form or any other form  capable of being converted into written form within a reasonable time for visual inspection.

                               STOCK CERTIFICATES

     SECTION 49.  Certificates of stock of the Corporation  shall be in the form approved by the Board of Directors. Subject to Section 50 below, every holder of stock of the Corporation shall be entitled to have a certificate,  signed in the
name  of  the   Corporation  by  the  President,   or  any  Vice  President  and
countersigned by the Treasurer or an Assistant  Treasurer or the  Secretary  or

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an Assistant Secretary, certifying the number and kind of shares owned by him in the  Corporation.  Such certificate may be sealed with the corporate seal of the
Corporation.  Such  signatures may be either manual or facsimile  signatures and the seal may be either facsimile or any other form of seal. In case any officer, transfer  agent,  or registrar  who shall have signed any such  certificate,  or whose  facsimile  signature has been placed  thereon,  shall cease to be such an
officer,   transfer  agent  or  registrar  (because  of  death,  resignation  or otherwise) before such certificate is issued, such certificate may be issued and delivered by the  Corporation  with the same effect as if he were such  officer, transfer agent, or registrar at the date of issue.

     SECTION  50.  The  Board  of  Directors,  by  resolution,  may at any  time authorize the issuance without  certificates of some or all of the shares of one or more of the  classes or series of the  Corporation's  stock.  Such  issuances without certificates shall be made in accordance with the requirements  therefor set forth in Sections 2-210(c) and 2-211 of the Maryland General Corporation Law
and  Article  8 of  the  Maryland  Commercial  Law  Article  (or  any  successor provisions to such statutes).  Such authorization will not affect shares already represented by certificates until such shares are surrendered to the Corporation for transfer, cancellation or other disposition.

       INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

     SECTION  51.  (a)  The   Corporation   shall   indemnify   any   individual
("Indemnitee") who is a present or former director,  officer, employee, or agent of the Corporation, or who, while a director, officer, employee, or agent of the
Corporation,  is or was serving at the request of the Corporation as a director, officer,  partner,  trustee,  employee  or agent of another  foreign or domestic corporation,  partnership,  joint venture,  trust,  other enterprise or employee benefit plan who, by reason of his position was, is, or is threatened to be made a party to any threatened,  pending,  or completed  action,  suit or proceeding,
whether  civil,   criminal,   administrative,   or  investigative   (hereinafter
collectively  referred to as a "Proceeding")  against any judgments,  penalties, fines,  amounts paid in settlement,  and expenses  (including  attorneys'  fees)
actually and  reasonably  incurred by such  Indemnitee  in  connection  with any
Proceeding,  to the fullest extent that such indemnification may be lawful under
Maryland law. The Corporation  shall pay any reasonable  expenses so incurred by such  Indemnitee in defending a Proceeding  in advance of the final  disposition thereof to the fullest  extent  that such  advance  payment may be lawful  under
Maryland law.  Subject to any applicable  limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-laws, any payment of  indemnification  or advance of expenses shall be made in accordance with the procedures set forth in Maryland law.

     (b) Anything in this Section 51 to the contrary notwithstanding, nothing in this Section 51 shall protect or purport to protect any  Indemnitee  against any liability to the Corporation or its stockholders,  whether or not there has been an adjudication  of liability,  to which he would otherwise be subject by reason of willful  misfeasance,  bad faith, gross negligence,  or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

     (c)  Anything  in  this  Section  51 to the  contrary  notwithstanding,  no indemnification shall be made by the Corporation to any Indemnitee unless:

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          (i)  there is a final  decision on the merits by a court or other body before whom the  Proceeding  was brought that the  Indemnitee was not liable by reason of Disabling Conduct; or

          (ii) in the absence of such a  decision,  the  Corporation's  Board of
               Directors,  based upon a review of the facts,  forms a reasonable belief that the  Indemnitee was not liable by reason of Disabling
               Conduct, which reasonable belief may be formed:

               (A)  by the vote of a majority of a quorum of  directors  who are neither  "interested  persons" of the Corporation as defined in Section  2(a)(19)  of the  Investment  Company  Act,  nor
                    parties to the Proceeding; or

               (B)  based on a written opinion of independent legal counsel.

     (d)  Anything  in this  Section  51 to the  contrary  notwithstanding,  any advance of expenses by the Corporation to any Indemnitee shall be made only upon the  undertaking by such Indemnitee to repay the advance unless it is ultimately determined  that  such  Indemnitee  is  entitled  to  indemnification  as  above provided, and only if one of the Corporation's Board of Directors:

          (i)  obtains  assurances  that the  advance  will be repaid by (A) the
               Corporation  receiving  collateral  from the  Indemnitee  for his undertaking or (B) the Corporation  obtaining  insurance  against losses by reason of any lawful advances;; or

          (ii) has a reasonable  belief that the  Indemnitee  has not engaged in
               Disabling  Conduct  and  will  ultimately  be found  entitled  to indemnification, which reasonable belief may be formed:

               (A)  by a  majority  of a quorum  of  directors  who are  neither
                    "interested  persons"  of  the  Corporation  as  defined  in
                    Section 2(a)(19) of the Investment  Company Act, nor parties to the Proceeding; or

               (B)  based upon a written opinion of an independent legal counsel that  in  turn is  based  on  counsel's  review  of  readily available  facts  (which  review  shall  not  require a full trial-type inquiry).

     (e) The indemnification and advancement of expenses provided by, or granted pursuant to, this  Section 51 shall not be deemed  exclusive of any other rights to which  those  seeking  indemnification  or  advancement  of  expenses  may be entitled under any law, bylaw, agreement,  vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

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     (f) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 51 shall, unless otherwise provided when authorized or ratified, continue as to an Indemnitee who has ceased to be a director, officer, employee  or agent and shall inure to the  benefit of the heirs,  executors  and administrators of such an Indemnitee.

     (g) For purposes of this Section 51,  references  to (i) the  "Corporation"
shall  include,  in  addition  to the  resulting  corporation,  any  constituent
corporation   (including  any  constituent  of  a  constituent)  absorbed  in  a consolidation  or merger which, if its separate  existence had continued,  would have had power and authority to indemnify its directors, officers, and employees or agents so that any  person who is or was a  director,  officer,  employee  or agent of such  constituent  corporation,  or is or was serving at the request of such  constituent  corporation  as a  director,  officer,  employee  or agent of another trust,  partnership,  joint venture,  trust or other  enterprise,  shall stand in the same position  under the provisions of this Section 51 with respect to the resulting or surviving corporation as such person would have with respect to such constituent  corporation if its separate  existence had continued;  (ii)
"fines" shall  include any excise taxes  assessed on a person with respect to an employee  benefit plan;  and (iii)  "serving at the request of the  Corporation"
shall  include  any  service as a  director,  officer,  employee or agent of the
Corporation  which  imposes  duties on, or involves  service by, such  director, officer,  employee  or agent  with  respect to an  employee  benefit  plan,  its participants or beneficiaries.

     (h) This Section 51 does not apply to any  proceeding  against any trustee, investment  manager  or other  fiduciary  of an  employee  benefit  plan in that person's  capacity as such, even though that person may also be an agent of this
Corporation as defined in Subsection  (a) of this Section 51. Nothing  contained in this  Section  51 shall  limit any right to  indemnification  to which such a director,  investment  manager or other fiduciary may be entitled by contract or otherwise  which shall be enforceable to the extent  permitted by applicable law other than this Section 51.

     SECTION 52. To the fullest extent permitted by applicable  Maryland law and by Sections  17(h) and 17(i) of the  Investment  Company  Act, or any  successor provisions thereto or interpretations  thereunder,  the Corporation may purchase and  maintain  insurance  on  behalf  of any  person  who is or was a  director, officer, employee, or agent of the Corporation,  or who is or was serving at the request of the Corporation as a director,  officer, partner, trustee,  employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust,  other  enterprise,  or employee  benefit  plan,  against  any  liability asserted  against him and incurred by him in any such capacity or arising out of his position,  whether or not the Corporation  would have the power to indemnify him against such  liability  pursuant to Section  2-418 of the Maryland  General
Corporation Law.

                                   AMENDMENTS

     SECTION  52. The Board of  Directors  shall have the power,  at any regular meeting or at any special meeting if notice thereof be included in the notice of such special  meeting,  to alter or repeal any or all By-laws of the Corporation and to adopt new By-laws.

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